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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A



               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported):  April 2, 1997



                           PRENTISS PROPERTIES TRUST
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    MARYLAND
                        (State or Other Jurisdiction of
                         Incorporation or Organization)



               1-14516                                   75-2661588
-------------------------------------       ------------------------------------
      (Commission File Number)              (I.R.S. Employer Identification No.)



         3890 West Northwest Highway, Suite 400, Dallas, Texas  75220
             (Address of Registrant's Principal Executive Office)


                                (214) 654-0886
             (Registrant's Telephone Number, Including Area Code)



                                  N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 2.  ACQUISITION OF ASSETS
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       On April 2, 1997, Prentiss Properties Acquisition Partners, L.P. (the
"Operating Partnership") of which Prentiss Properties Trust (the "Company") serves as the sole general partner (through a wholly-owned subsidiary) and owns an approximate 88.9% interest, completed an acquisition of six Class "A" suburban office buildings in suburban Sacramento, California (the "Natomas Properties"). The buildings total 564,606 square feet and are located two miles from the state capital and have freeway access and visibility along Interstate 5, California's main north-south artery.

       The buildings were purchased for a purchase price of approximately $78.7 million. The purchase price was paid primarily through borrowings under the Company's line of credit provided by Bank One, Texas, N.A. and NationsBank of Texas, N.A. with additional funds obtained pursuant to a mortgage loan the Company entered into with an affiliate of Lehman Brothers Inc.

       The properties were acquired pursuant to Agreements of Sale entered into between Prentiss Properties Acquisition Partners, L.P. ("Purchaser") and 1740 Creekside Oaks Investors, 1750 Creekside Oaks Investors, 1760 Creekside Oaks Investors, 2525 Natomas Investors, River City Bank, and 2495 Natomas Investors (collectively, the "Seller").

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (a) Financial Statements
     ------------------------

       Financial Statements as required under Rule 3-14 of Regulation S-X are included on pages F-32 through F-34 of registrant's registration statement dated March 26, 1997 and are incorporated herein by reference.

     (b) ProForma Financial Information
     ----------------------------------

       Pro Forma Financial Statements as required are included on pages F-2 through F-11 of the registrant's registration statement dated March 26, 1997 and are incorporated herein by reference.


     (c) Exhibits
     ------------

       10.1 - Agreement of Purchase and Sale and Escrow Instructions by and between 1740 CREEKSIDE OAKS INVESTORS ("Seller") and Prentiss Properties Acquisition Partners, L.P. ("Purchaser") dated February 17, 1997.

       10.2 - Agreement of Purchase and Sale and Escrow Instructions by and between 1750 CREEKSIDE OAKS INVESTORS ("Seller") and Prentiss Properties Acquisition Partners, L.P. ("Purchaser") dated February 17, 1997.

       10.3 - Agreement of Purchase and Sale and Escrow Instructions by and between 1760 CREEKSIDE OAKS INVESTORS ("Seller") and Prentiss Properties Acquisition Partners, L.P. ("Purchaser") dated February 17, 1997.

       10.4 - Agreement of Purchase and Sale and Escrow Instructions by and between RIVER CITY BANK ("Seller") and Prentiss Properties Acquisition Partners, L.P. ("Purchaser") dated February 17, 1997.

       10.5 - Agreement of Purchase and Sale and Escrow Instructions by and between 2495 NATOMAS INVESTORS ("Seller") and Prentiss Properties Acquisition Partners, L.P. ("Purchaser") dated February 17, 1997.

       10.6 - Agreement of Purchase and Sale and Escrow Instructions by and between 2525 NATOMAS INVESTORS ("Seller") and Prentiss Properties Acquisition Partners, L.P. ("Purchaser") dated February 17, 1997.

       23.1 - Consent of Independent Accountants.

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       99.1 - ProForma Consolidated Balance Sheet and ProForma Consolidated
Statement of Income and related footnotes as included on pages F-2 through F-11 of the registrant's registration statement dated March 26, 1997, file number 333-23989.

     99.2 - Audited Combined Statement of Revenues and Certain Operating Expenses of the Natomas Properties and related footnotes as included on pages F-32 through F-34 of the registrant's registration statement dated March 26, 1997, file number 333-23989.

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                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     PRENTISS PROPERTIES TRUST



     Date:  June 11, 1997          By:   /s/ Thomas P. Simon
                                       ------------------------------------
                                         Thomas P. Simon, Vice President

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